Exhibit 10.11

May 6, 2010

Mr. Anders Gustafsson

Chief Executive Officer

Zebra Technologies Corporation

475 Half Day Road, Suite 500

Lincolnshire, IL 60061

Re:	Stock Option Agreement dated April 24, 2008, Stock Appreciation Rights Agreement dated May 7, 2009 and Restricted Stock Agreement dated May 7, 2009

Dear Anders:

Reference is hereby made to your Non-Qualified Stock Option Agreement dated as of April 24, 2008 (the “Option Agreement”), your Stock Appreciation Rights Agreement dated as of May 7, 2009 (the “SAR Agreement”), and your Restricted Stock Agreement dated as of May 7, 2009 (the “Restricted Stock Agreement”). This letter agreement amends the Option Agreement, the SAR Agreement and the Restricted Stock Agreement as follows:

1.	The proviso at the end of Section 2(a) of the Option Agreement is hereby deleted in its entirety and replaced with the following:

“provided, however, except as otherwise provided for under this Option Agreement or the Employment Agreement between the Company and the Participant effective as of September 4, 2007, as amended (the “Employment Agreement”), the Participant must remain employed by the Company or any Subsidiary continuously through the applicable vesting dates.”

2.	The last sentence of Section 2(d) of the Option Agreement is hereby deleted in its entirety and replaced with the following:

“‘Cause’ shall have the meaning assigned to it in the Participant’s Employment Agreement.”

3.	Section 2(e) of the Option Agreement is hereby amended by adding the clause “vesting of the Participant’s Option Shares shall be governed by the Employment Agreement and” immediately prior to the clause “any unexercised, vested Option Shares as of the date of Participant’s termination of employment shall remain exercisable until the earlier of:”

4.	The proviso at the end of Section 2(a) of the SAR Agreement is hereby deleted in its entirety and replaced with the following:

“provided, however, except as otherwise provided for under this SAR Agreement or the Employment Agreement between the Company and the Participant effective as of September 4, 2007, as amended (the “Employment Agreement”), the Participant must remain employed by the Company or any Subsidiary continuously through the applicable vesting dates.”

Confidential         Section 5 – Compensation Committee April 2010 – CEO Employment Agreement

Mr. Anders Gustafsson

May 6, 2010

5.	The last sentence of Section 2(d) of the SAR Agreement is hereby deleted in its entirety and replaced with the following:

“‘Cause’ shall have the meaning assigned to it in the Participant’s Employment Agreement.”

6.	Section 2(e) of the SAR Agreement is hereby amended by adding the clause “vesting of the SAR shall be governed by the Employment Agreement and” immediately prior to the clause “the unexercised vested portion of the SAR as of the date of such Participant’s termination of employment shall remain exercisable until the earliest of:”

7.	The last sentence of Section 2(a) of the Restricted Stock Agreement is hereby deleted in its entirety and replaced with the following:

“The Period of Restriction with respect to the Restricted Stock shall begin on the Grant Date and shall end on the third anniversary of the Grant Date; provided, however, except as otherwise provided for under this Stock Agreement or the Employment Agreement between the Company and the Participant effective as of September 4, 2007, as amended (the “Employment Agreement”), the Participant must remain employed by the Company or any Subsidiary continuously through the Period of Restriction.”

8.	The last sentence of Section 2(b)(i) of the Restricted Stock Agreement is hereby deleted in its entirety and replaced with the following:

“‘Good Reason’ shall have the meaning assigned to it in the Participant’s Employment Agreement.”

9.	The last sentence of Section 2(b)(ii) of the Restricted Stock Agreement is hereby deleted in its entirety and replaced with the following:

“‘Cause’ shall have the meaning assigned to it in the Participant’s Employment Agreement.”

10.	Defined terms not otherwise defined in this Letter Agreement shall have the meanings set forth in the Option Agreement, SAR Agreement or Restricted Stock Agreement, as applicable.

Confidential         Section 5 – Compensation Committee April 2010 – CEO Employment Agreement

Mr. Anders Gustafsson

May 6, 2010

11.	All other provisions of the Option Agreement, SAR Agreement and Restricted Stock Agreement shall remain unchanged.

Very truly yours,

/s/ Joanne Townsend
Joanne Townsend
Vice President, Human Resources

Acknowledged and Agreed:

/s/ Anders Gustafsson
Anders Gustafsson

Date:	May 6, 2010

Confidential         Section 5 – Compensation Committee April 2010 – CEO Employment Agreement